MREIC

Supplemental Information | A Public REIT Since 1968 | March 31, 2019

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), net operating income (NOI), EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 23 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	March 31, 2019	September 30, 2018
	(unaudited)
ASSETS

Real Estate Investments:
Land	$236,497	$224,719
Buildings and Improvements	1,600,972	1,494,859
Total Real Estate Investments	1,837,469	1,719,578
Accumulated Depreciation	(228,092)	(207,065)
Real Estate Investments	1,609,377	1,512,513

Cash and Cash Equivalents	16,358	9,324
Securities Available for Sale at Fair Value	177,359	154,921
Tenant and Other Receivables	1,702	1,249
Deferred Rent Receivable	10,373	9,656
Prepaid Expenses	10,231	6,190
Intangible Assets, net of Accumulated Amortization of $14,705 and $13,700, respectively	15,471	14,590
Capitalized Lease Costs, net of Accumulated Amortization of $3,651 and $3,271, respectively	4,839	5,232
Financing Costs, net of Accumulated Amortization of $1,183 and $995, respectively	313	500
Other Assets	4,031	4,203
TOTAL ASSETS	$1,850,054	$1,718,378

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$754,123	$711,546
Loans Payable	129,759	186,609
Accounts Payable and Accrued Expenses	2,654	5,891
Other Liabilities	20,406	16,426
Total Liabilities	906,942	920,472

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 16,400 Shares Authorized as of March 31, 2019 and September 30, 2018; 11,969 and 11,488 Shares Issued and Outstanding as of March 31, 2019 and September 30, 2018, respectively	299,230	287,200
Common Stock, $0.01 Par Value Per Share: 188,040 Shares Authorized as of March 31, 2019 and September 30, 2018; 93,869 and 81,503 Shares Issued and Outstanding as of March 31, 2019 and September 30, 2018, respectively	939	815
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of March 31, 2019 and September 30, 2018; No Shares Issued or Outstanding as of March 31, 2019 and September 30, 2018	-0-	-0-
Additional Paid-In Capital	642,943	534,635
Accumulated Other Comprehensive Loss	-0-	(24,744)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	943,112	797,906
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,850,054	$1,718,378

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income (Loss)

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2019	3/31/2018	3/31/2019	3/31/2018
INCOME:
Rental Revenue	$32,934	$28,610	$65,551	$56,302
Reimbursement Revenue	6,372	5,734	12,902	11,506
Lease Termination Income	-0-	-0-	-0-	210
TOTAL INCOME	39,306	34,344	78,453	68,018

EXPENSES:
Real Estate Taxes	5,088	4,502	10,052	9,087
Operating Expenses	1,673	1,476	3,537	2,913
General & Administrative Expenses	2,252	2,218	4,069	4,165
Depreciation	10,756	8,858	21,234	17,342
Amortization of Capitalized Lease Costs and Intangible Assets	721	589	1,423	1,127
TOTAL EXPENSES	20,490	17,643	40,315	34,634

OTHER INCOME (EXPENSE):
Dividend Income	3,515	2,888	7,882	5,752
Gain on Sale of Securities Transactions	-0-	11	-0-	111
Unrealized Holding Gains (Losses) Arising During the Periods	15,568	-0-	(27,059)	-0-
Interest Expense, including Amortization of Financing Costs	(9,598)	(7,955)	(18,603)	(15,360)
TOTAL OTHER INCOME (EXPENSE)	9,485	(5,056)	(37,780)	(9,497)

INCOME FROM OPERATIONS	28,301	11,645	358	23,887

Gain on Sale of Real Estate Investments	-0-	-0-	-0-	5,388

NET INCOME	28,301	11,645	358	29,275

Less: Preferred Dividends	4,480	4,248	8,901	8,565

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$23,821	$7,397	$(8,543)	$20,710

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	4

FFO, Core FFO, AFFO, EBITDAre and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
FFO, Core FFO, AFFO	3/31/2019	3/31/2018	3/31/2019	3/31/2018
Net Income (Loss) Attributable to Common Shareholders (1)	$23,821	$7,397	$(8,543)	$20,710
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,589	8,819	21,026	17,263
Plus: Amortization of Intangible Assets	505	397	1,005	741
Plus: Amortization of Capitalized Lease Costs	241	217	470	437
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(5,388)
FFO Attributable to Common Shareholders (1)	35,156	16,830	13,958	33,763
Less / Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(15,568)	-0-	27,059	-0-
Core FFO Attributable to Common Shareholders	19,588	16,830	41,017	33,763
Plus: Depreciation of Corporate Office Capitalized Costs	167	39	208	79
Plus: Stock Compensation Expense	215	111	344	242
Plus: Amortization of Financing Costs	320	303	637	596
Less: Gain on Sale of Securities Transactions	-0-	(11)	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Recurring Capital Expenditures	(630)	(64)	(1,187)	(284)
Less: Effect of non-cash U.S. GAAP Straight-line Rent Adjustment	(488)	(361)	(825)	(756)
AFFO Attributable to Common Shareholders	$19,172	$16,847	$40,194	$33,319

	For The		For The
	Three Months Ended		Six Months Ended
EBITDAre, Adjusted EBITDA	3/31/2019	3/31/2018	3/31/2019	3/31/2018
Net Income (Loss) Attributable to Common Shareholders	$23,821	$7,397	$(8,543)	$20,710
Plus: Preferred Dividends	4,480	4,248	8,901	8,565
Plus: Interest Expense, including Amortization of Financing Costs	9,598	7,955	18,603	15,360
Plus: Depreciation and Amortization	11,477	9,447	22,658	18,470
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(5,388)
EBITDAre	49,376	29,047	41,619	57,717
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25	25	51	51
Less / Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(15,568)	-0-	27,059	-0-
Less: Gain on Sale of Securities Transactions	-0-	(11)	-0-	(111)
Adjusted EBITDA	$33,833	$29,061	$68,729	$57,657

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders and FFO Attributable to Common Shareholders between these periods are not comparable.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Six Months Ended
Net Operating Income	3/31/2019	3/31/2018	3/31/2019	3/31/2018
Net Income (Loss) Attributable to Common Shareholders	$23,821	$7,397	$(8,543)	$20,710
Plus: Preferred Dividends	4,480	4,248	8,901	8,565
Plus: General & Administrative Expenses	2,252	2,218	4,069	4,165
Plus: Depreciation	10,756	8,858	21,234	17,342
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	721	589	1,423	1,127
Plus: Interest Expense, including Amortization of Financing Costs	9,598	7,955	18,603	15,360
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(15,568)	-0-	27,059	-0-
Less: Dividend Income	(3,515)	(2,888)	(7,882)	(5,752)
Less: Gain on Sale of Securities Transactions	-0-	(11)	-0-	(111)
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(5,388)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Net Operating Income – NOI	$32,545	$28,366	$64,864	$55,808

	For The		For The
	Three Months Ended		Six Months Ended
Components of Net Operating Income Consists of:	3/31/2019	3/31/2018	3/31/2019	3/31/2018
Revenues:
Rental Revenue	$32,934	$28,610	$65,551	$56,302
Reimbursement Revenue	6,372	5,734	12,902	11,506
Total Rental and Reimbursement Revenue	39,306	34,344	78,453	67,808

Expenses:
Real Estate Taxes	5,088	4,502	10,052	9,087
Operating Expenses	1,673	1,476	3,537	2,913
Total Real Estate Taxes and Operating Expenses	6,761	5,978	13,589	12,000
Net Operating Income – NOI	$32,545	$28,366	$64,864	$55,808

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The			For The
	Three Months Ended			Six Months Ended
	3/31/2019	3/31/2018	Change (%)	3/31/2019	3/31/2018	Change (%)

Weighted Average Common Shares Outstanding
Basic	92,978	77,992	19.2%	91,728	77,175	18.9%
Diluted	93,059	78,156	19.1%	91,831	77,362	18.7%

Net Income (Loss) Attributable to Common Shareholders (1)	$23,821	$7,397	222.0%	$(8,543)	$20,710	(141.3)%

Basic	$0.26	$0.10	160.0%	$(0.09)	$0.27	(133.3)%
Diluted	0.26	0.10	160.0%	(0.09)	0.27	(133.3)%

Net Operating Income – NOI	$32,545	$28,366	14.7%	$64,864	$55,808	16.2%

Basic	$0.35	$0.36	(2.8)%	$0.71	$0.72	(1.4)%
Diluted	0.35	0.36	(2.8)%	0.71	0.72	(1.4)%

Funds From Operations – FFO (1)	$35,156	$16,830	108.9%	$13,958	$33,763	(58.7)%

Basic	$0.38	$0.22	72.7%	$0.15	$0.44	(65.9)%
Diluted	0.38	0.22	72.7%	0.15	0.44	(65.9)%

Core Funds From Operations - Core FFO	$19,588	$16,830	16.4%	$41,017	$33,763	21.5%

Basic	$0.21	$0.22	(4.5)%	$0.45	$0.44	2.3%
Diluted	0.21	0.22	(4.5)%	0.45	0.44	2.3%

Adjusted Funds From Operations – AFFO	$19,172	$16,847	13.8%	$40,194	$33,319	20.6%

Basic	$0.21	$0.22	(4.5)%	$0.44	$0.43	2.3%
Diluted	0.21	0.22	(4.5)%	0.44	0.43	2.3%

Dividends Declared per Common Share	$0.17	$0.17		$0.34	$0.34

Dividend/AFFO Payout Ratio	81.0%	77.3%		77.3%	79.1%

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders and FFO Attributable to Common Shareholders between these periods are not comparable.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	3/31/2019		3/31/2018	Change	Change %

Total Square Feet / Total Properties	21,802,046 / 113		19,928,001 / 109	1,874,045	9.4%

Occupancy Percentage at End of Period	98.9%		99.2%	(30) bps	(0.3)%

Same Property Square Feet / Number of Same Properties		18,531,228 / 104

Same Property Occupancy Percentage at End of Period	98.7%		99.6%	(90) bps	(0.9)%

Same Property Net Operating Income (NOI) (GAAP)	$26,471		$26,848	$(377)	(1.4)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(269)		(432)	163
Same Property Cash NOI	$26,202		$26,416	$(214)	(0.8)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 1.4% decrease, amounting to $377 in Same Property NOI, consists of $69 derived from decreased NOI from occupied properties and $308 attributable to decreased NOI from vacant properties.

The 0.8% decrease, amounting to $214 in Same Property Cash NOI, consists of $308 derived from decreased NOI from vacant properties offset by a $94 increase in Cash NOI from occupied properties.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Three Months Ended
	3/31/2019	3/31/2018	Change	Change %

Same Property NOI (GAAP)	$26,471	$26,848	$(377)	(1.4)%

NOI of properties purchased subsequent to December 31, 2017 (two properties purchased during fiscal 2019 and five properties purchased during fiscal 2018)	5,339	694

NOI of properties expanded subsequent to December 31, 2017 (one property expanded during fiscal 2019 and one property expanded during 2018)	735	599

NOI of property sold subsequent to December 31, 2017 (two properties sold during the 3rd quarter of fiscal 2018)	-0-	225
Total NOI	$32,545	$28,366	$4,179	14.7%

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Six Months Ended
	3/31/2019		3/31/2018	Change	Change %

Total Square Feet / Total Properties	21,802,046 / 113		19,928,001 / 109	1,874,045	9.4%

Occupancy Percentage at End of Period	98.9%		99.2%	(30) bps	(0.3)%

Same Property Square Feet / Number of Same Properties		17,781,723 / 101

Same Property Occupancy Percentage at End of Period	98.7%		99.5%	(80) bps	(0.8)%

Same Property Net Operating Income (NOI) (GAAP)	$50,781		$51,347	$(566)	(1.1)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(482)		(756)	274
Same Property Cash NOI	$50,299		$50,591	$(292)	(0.6)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 1.1% decrease, amounting to $566 in Same Property NOI, consists of $93 derived from decreased NOI from occupied properties and $473 attributable to decreased NOI from vacant properties.

The 0.6% decrease, amounting to $292 in Same Property Cash NOI, consists of $446 derived from decreased NOI from vacant properties offset by a $154 increase in Cash NOI from occupied properties.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Six Months Ended
	3/31/2019	3/31/2018	Change	Change %

Same Property NOI (GAAP)	$50,781	$51,347	$(566)	(1.1)%

NOI of properties purchased subsequent to September 30, 2017 (two properties purchased during fiscal 2019 and seven properties purchased during fiscal 2018)	11,841	1,867

NOI of properties expanded subsequent to September 30, 2017 (one property expanded during fiscal 2019 and two properties expanded during 2018)	2,242	2,049

NOI of property sold subsequent to September 30, 2017 (four properties sold during fiscal 2018)	-0-	545
Total NOI	$64,864	$55,808	$9,056	16.2%

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

(unaudited) (in thousands)

	For The
	Six Months Ended
	3/31/2019	3/31/2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$358	$29,275
Noncash Items Included in Net Income:
Depreciation & Amortization	23,294	19,065
Deferred Straight Line Rent	(825)	(756)
Stock Compensation Expense	344	242
Unrealized Holding Losses Arising During the Periods	27,059	-0-
Gain on Sale of Securities Transactions	-0-	(111)
Gain on Sale of Real Estate Investments	-0-	(5,388)
Changes in:
Tenant & Other Receivables	(401)	851
Prepaid Expenses	(4,041)	(3,905)
Other Assets & Capitalized Lease Costs	1,349	20
Accounts Payable, Accrued Expenses & Other Liabilities	3,511	3,545
NET CASH PROVIDED BY OPERATING ACTIVITIES	50,648	42,838

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(113,406)	(110,046)
Capital Improvements	(9,205)	(2,310)
Proceeds from Sale of Real Estate Investments	-0-	10,500
Return of Deposits on Real Estate	200	450
Deposits Paid on Acquisitions of Real Estate	(1,550)	(1,200)
Proceeds from Sale of Securities Available for Sale	-0-	2,619
Purchase of Securities Available for Sale	(49,497)	(61,069)
NET CASH USED IN INVESTING ACTIVITIES	(173,458)	(161,056)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Draws (Repayments) on Loans Payable	(56,850)	34,250
Proceeds from Fixed Rate Mortgage Notes Payable	72,500	67,100
Principal Payments on Fixed Rate Mortgage Notes Payable	(29,929)	(26,226)
Financing Costs Paid on Debt	(443)	(596)
Proceeds from the Exercise of Stock Options	567	570
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	132,338	-0-
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	11,282	30,942
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	32,147	42,997
Preferred Dividends Paid	(8,839)	(8,301)
Common Dividends Paid, net of Reinvestments	(22,929)	(20,274)
NET CASH PROVIDED BY FINANCING ACTIVITIES	129,844	120,462

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,034	2,244
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	9,324	10,226
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,358	$12,470

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of	As of
	3/31/2019	3/31/2018	9/30/2018

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$754,123	$632,051	$711,546
Loans Payable	129,759	154,342	186,609
Total Debt	883,882	786,393	898,155

6.125% Series C Cumulative Redeemable Preferred Stock	299,230	277,384	287,200
Common Stock, Paid-In-Capital & Other	643,882	472,974	510,706
Total Shareholders’ Equity	943,112	750,358	797,906

Total Book Capitalization	1,826,994	1,536,751	1,696,061

Accumulated Depreciation	228,092	191,051	207,065
Total Undepreciated Book Capitalization	$2,055,086	$1,727,802	$1,903,126

Shares Outstanding	93,869	78,846	81,503
Market Price Per Share	$13.18	$15.04	$16.72

Equity Market Capitalization	$1,237,194	$1,185,847	$1,362,732
Total Debt	883,882	786,393	898,155
Total Preferred Stock	299,230	277,384	287,200
Total Market Capitalization	$2,420,306	$2,249,624	$2,548,087

Total Debt	$883,882	$786,393	$898,155
less: Cash and Cash Equivalents	16,358	12,470	9,324
Net Debt	$867,524	$773,923	$888,831
less: Securities Available for Sale at Fair Value (Securities)	177,359	144,630	154,921
Net Debt Less Securities	$690,165	$629,293	$733,910

Net Debt / Total Undepreciated Book Capitalization	42.2%	44.8%	46.7%
Net Debt / Total Market Capitalization	35.8%	34.4%	34.9%
Net Debt Plus Preferred Stock / Total Market Capitalization	48.2%	46.7%	46.2%
Net Debt Less Securities / Total Undepreciated Book Capitalization	33.6%	36.4%	38.6%
Net Debt Less Securities / Total Market Capitalization	28.5%	28.0%	28.8%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	40.9%	40.3%	40.1%

Weighted Average Interest Rate on Fixed Rate Debt	4.07%	4.11%	4.07%
Weighted Average Term on Fixed Rate Debt	11.6 yrs.	11.5 yrs.	11.7 yrs.
Weighted Average Lease Term	8.0 yrs.	7.8 yrs.	8.1 yrs.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		For the Six Months Ended		Fiscal Year Ended
	3/31/2019	3/31/2018	3/31/2019	3/31/2018	9/30/2018
Net Income (Loss) Attributable to Common Shareholders	$23,821	$7,397	$(8,543)	$20,710	$38,815
Plus: Preferred Dividends	4,480	4,248	8,901	8,565	17,190
Plus: Interest Expense, including Amortization of Financing Costs	9,598	7,955	18,603	15,360	32,350
Plus: Depreciation and Amortization	11,477	9,447	22,658	18,470	38,567
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(5,388)	(7,485)
EBITDAre	49,376	29,047	41,619	57,717	119,437
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25	25	51	51	103
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(15,568)	-0-	27,059	-0-	-0-
Less: Gain on Sale of Securities Transactions	-0-	(11)	-0-	(111)	(111)
Adjusted EBITDA	$33,833	$29,061	$68,729	$57,657	$119,429

Interest Expense, including Amortization of Financing Costs	$9,598	$7,955	$18,603	$15,360	$32,350
Preferred Dividends	4,480	4,248	8,901	8,565	17,190
Total Fixed Charges	$14,078	$12,203	$27,504	$23,925	$49,540

Interest Coverage	3.5 x	3.7 x	3.7 x	3.8 x	3.7 x
Fixed Charge Coverage	2.4 x	2.4 x	2.5 x	2.4 x	2.4 x

Net Debt	$867,524	$773,923	$867,524	$773,923	$888,831
Net Debt Less Securities	690,165	629,293	690,165	629,293	733,910
Total Preferred Stock	299,230	277,384	299,230	277,384	287,200
Annualized Adjusted EBITDA	135,332	116,244	137,458	115,314	119,429

Net Debt / Adjusted EBITDA	6.4 x	6.7 x	6.3 x	6.7 x	7.4 x
Net Debt Less Securities / Adjusted EBITDA	5.1 x	5.4 x	5.0 x	5.5 x	6.1 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.6 x	9.0 x	8.5 x	9.1 x	9.8 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.3 x	7.8 x	7.2 x	7.9 x	8.5 x

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(unaudited) (In thousands)

$600
$500
$400
$300
$200
$100
-
In Thousands
5.9%
18.2%
6.0%
8.5%
6.1%
55.3%
2019
2020
2021
2022
2023
Thereafter
Mortgages
Loans Payable

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2019		$33,097	$19,759	(B)	$52,856	5.9%
2020		52,275	110,000	(C)	162,275	18.2%
2021		53,925	-0-		53,925	6.0%
2022		76,022	-0-		76,022	8.5%
2023		54,683	-0-		54,683	6.1%
Thereafter		492,338	-0-		492,338	55.3%

Total as of 3/31/2019	(A)	$762,340	$129,759		$892,099	100.0%

Weighted Average Interest Rate		4.07%	4.02%		4.06%
Weighted Average Term		11.6 yrs.	1.3 yrs.		10.1 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $8,217.
(B)	Represents margin debt which is due upon demand.
(C)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	13

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

Fiscal Year	Securities Portfolio Cost (A)	Securities Available for Sale (A)	Dividend Income	Net Realized Gain on Sale of Securities	Change in Unrealized Gain/(Loss)(B)	Total Return	Total Return %

2010	$24,027,834	$27,824,665	$2,387,757	$2,609,149	$6,319,226	$11,316,132	47.10%
2011	32,401,668	42,517,725	2,981,534	5,238,203	(7,747,894)	471,843	1.46%
2012	41,896,896	44,265,059	3,144,837	6,044,065	3,015,774	12,204,676	29.13%
2013	56,301,236	61,685,173	3,861,374	7,133,252	(3,394,669)	7,599,957	13.50%
2014	43,462,472	45,451,740	3,863,136	2,166,766	(1,867,912)	4,161,990	9.58%
2015	59,190,047	59,311,403	3,707,498	805,513	(5,562,959)	(1,049,948)	(1.77)%
2016	59,982,840	54,541,237	5,607,403	4,398,599	18,383,870	28,389,872	47.33%
2017	60,662,627	73,604,894	6,919,973	2,311,714	(6,371,702)	2,859,985	4.71%
2018	117,194,205	123,764,770	13,099,316	111,387	(31,315,144)	(18,104,441)	(15.45)%
As of 3/31/19	179,665,124	154,920,545	7,834,544	-0-	(27,058,929)	(19,224,385)	(10.70)%

Total			$53,407,372	$30,818,648	$(55,600,339)	$28,625,681	Avg. 12.49%

(A)	Fiscal Year beginning balance
(B)	Fiscal Year end balance

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	14

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

FISCAL YEAR	MREIC REIT Portfolio (%)	MSCI REIT Index (RMS)(%)	S&P 500 Index (%)	MREIC vs. MSCI REIT Index (RMS) ∆ in BPS	MREIC vs. S&P 500 Index ∆ in BPS

2010	47.10	30.54	10.16	1656	3694
2011	1.46	1.26	1.14	20	32
2012	29.13	32.44	30.20	(331)	(107)
2013	13.50	5.75	19.34	775	(584)
2014	9.58	13.26	19.73	(368)	(1015)
2015	(1.77)	9.47	(0.61)	(1124)	(116)
2016	47.33	19.83	15.43	2750	3190
2017	4.71	0.54	18.61	417	(1390)
2018	(15.45)	3.74	17.91	(1919)	(3336)
As of 3/31/19	(10.70)	8.46	(1.72)	(1916)	(898)
Average	12.49	12.53	12.02	(4)	(53)

Source: S&P Global Market Intelligence

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	15

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann	Rent Per	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	. Rent	sf Occup.	Cost		Balance

FedEx Ground Package System, Inc.		45	8,920,293	8,920,293	40.9%	$71,950,000	53.6%	$8.07	$1,018,805,580		$465,550,375
FedEx Corporation		15	1,095,096	1,095,096	5.0%	6,719,000	5.0%	6.14	95,439,676		13,329,345
FedEx Trade Networks, Inc.		1	449,900	449,900	2.1%	1,389,000	1.0%	3.09	14,614,986		4,636,688
Total FedEx		61	10,465,289	10,465,289	48.0%	80,058,000	59.6%	7.65	1,128,860,242		483,516,408

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.0%	3,054,000	2.3%	3.54	36,914,917		20,828,088
Shaw Industries, Inc.		1	831,764	831,764	3.8%	3,495,000	2.6%	4.20	56,025,945		31,268,381
ULTA, Inc.		1	671,354	671,354	3.1%	2,729,000	2.0%	4.06	37,512,071		19,476,300
Amazon.com Services, Inc.		2	662,942	662,942	3.0%	3,927,000	2.9%	5.92	62,931,258		36,936,275
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.8%	2,071,000	1.5%	3.45	28,000,000		16,161,304
International Paper Company		2	578,472	578,472	2.7%	2,615,000	1.9%	4.52	36,799,301		19,985,649
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.6%	2,226,000	1.7%	3.98	26,807,852		14,939,928
B. Braun Medical Inc.		1	399,440	399,440	1.8%	2,138,000	1.6%	5.35	29,996,524		18,711,192
UGN, Inc.		1	387,000	387,000	1.8%	2,036,000	1.5%	5.26	21,548,301		6,878,650
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.7%	1,461,000	1.1%	3.83	14,215,126		7,096,198
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.7%	1,693,000	1.3%	4.60	19,600,000		8,994,503
Coca-Cola		2	323,358	323,358	1.5%	1,709,000	1.3%	5.29	20,504,069		4,029,118
Autoneum North America, Inc.		1	315,560	315,560	1.4%	1,717,000	1.3%	5.44	21,040,395		14,081,091
Science Applications International Corporation		1	302,400	302,400	1.4%	1,655,000	1.2%	5.47	13,418,155		-0-
United Technologies Corporation		2	223,150	223,150	1.0%	1,543,000	1.1%	6.91	22,960,464		6,046,502
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.2%	1,487,000	1.1%	5.53	18,731,674		11,877,914
Woodstream Corporation	(A)	1	256,000	256,000	1.2%	920,000	0.7%	3.59	8,935,160		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.1%	1,210,000	0.9%	5.16	14,550,000		7,249,454
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,511,000	1.1%	6.88	18,934,065		11,810,336
Rinnai America Corporation		1	218,120	218,120	1.0%	840,000	0.6%	3.85	15,042,743		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	832,000	0.6%	4.50	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	761,000	0.6%	4.24	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	837,000	0.6%	4.79	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.8%	1,007,000	0.7%	5.88	11,303,317		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	508,000	0.4%	3.43	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	845,000	0.6%	6.15	11,304,000		6,325,116
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	374,000	0.3%	2.95	4,428,488		-0-
General Electric Company		1	125,860	125,860	0.6%	1,328,000	1.0%	10.55	19,964,283		10,807,079
Kuerig Dr Pepper		2	110,080	110,080	0.5%	748,000	0.6%	6.80	10,498,031		1,619,428
Style Crest, Inc.		1	106,507	106,507	0.5%	392,000	0.3%	3.68	7,246,325		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	447,000	0.3%	4.38	4,245,913		-0-
Holland 1916 Inc.	(D)	1	95,898	95,898	0.4%	353,000	0.3%	3.68	7,410,296		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	759,000	0.6%	8.31	8,163,278		1,899,979
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	513,000	0.4%	5.76	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	503,000	0.4%	6.06	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	647,000	0.5%	8.20	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.3%	613,000	0.5%	8.17	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	302,000	0.2%	4.42	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.3%	815,000	0.6%	12.69	3,129,208		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	623,000	0.5%	10.31	5,089,323		1,495,332
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.2%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	461,000	0.3%	9.02	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.1%	176,000	0.1%	4.85	2,523,644		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	112,000	0.1%	4.25	2,273,095		-0-
Tenant Total as of 3/31/19		111	21,569,414	21,569,414	98.9%	$134,380,000	100.0%	$6.23	$1,822,537,823	(C)	$762,034,225

Vacant	(B)	3	232,632	-0-	0.0%	-0-	0.0%	-0-	14,919,804		305,514
Total as of 3/31/19		113	21,802,046	21,569,414	98.9%	$134,380,000	100.0%	$6.23	$1,837,457,627	(C)	$762,339,739

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This industrial park is counted as one property in the Property Count Total.
Other than two properties indicated in footnotes (A) and (B) and one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $8,216,422.
(D)	Effective May 1, 2019, we entered into a seven-year lease agreement with a new tenant, Dakota Bodies, LLC, with annualized rent of $407,000.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	16

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost		Balance
Florida	13	2,211,583	2,211,583	10.1%	$15,730,000	11.8%	$7.11	$226,989,124		$92,926,663
Texas	10	1,781,967	1,781,967	8.2%	13,777,000	10.3%	7.73	182,294,916		75,194,684
Ohio	9	1,705,506	1,705,506	7.8%	9,920,000	7.4%	5.82	119,160,789		38,860,465
Georgia	6	1,639,696	1,639,696	7.5%	10,507,000	7.8%	6.41	166,168,458		87,672,704
Kentucky	3	1,295,940	1,295,940	5.9%	5,142,000	3.8%	3.97	66,111,852		37,426,349
South Carolina	6	1,273,676	1,181,900	5.8%	8,988,000	6.7%	7.60	127,240,038		57,228,311
Mississippi	4	1,158,889	1,158,889	5.3%	4,496,000	3.3%	3.88	55,638,703		28,077,542
Indiana	2	999,176	999,176	4.6%	4,446,000	3.3%	4.45	63,016,154		29,426,737
Illinois	9	958,045	958,045	4.4%	6,150,000	4.6%	6.42	82,698,574		8,263,432
North Carolina	4	939,706	939,706	4.3%	5,674,000	4.2%	6.04	85,789,646		41,423,393
Tennessee	3	891,777	891,777	4.1%	3,169,000	2.4%	3.55	34,071,400		11,732,886
Michigan	4	833,054	833,054	3.8%	5,575,000	4.1%	6.69	73,271,650		24,897,346
Kansas	4	813,043	813,043	3.7%	4,656,000	3.5%	5.73	60,943,937		28,896,734
Missouri	4	739,330	739,330	3.4%	2,852,000	2.1%	3.86	35,023,092		6,544,866
Oklahoma	4	614,941	614,941	2.8%	3,943,000	2.9%	6.41	54,939,874		28,722,151
New York	3	518,565	518,565	2.4%	3,897,000	2.9%	7.51	51,336,423		20,708,217
Pennsylvania	3	504,040	423,184	2.3%	2,816,000	2.1%	6.65	36,901,115		13,859,669
New Jersey	3	471,765	471,765	2.2%	6,766,000	5.0%	14.34	92,206,153		55,606,239
Alabama	2	451,595	451,595	2.1%	2,630,000	2.0%	5.82	39,714,135		18,579,842
Virginia	5	407,265	347,265	1.9%	2,128,000	1.6%	6.13	34,707,642		4,152,400
Colorado	2	295,227	295,227	1.4%	2,441,000	1.8%	8.27	35,683,647		16,386,750
Arizona	1	283,358	283,358	1.3%	1,377,000	1.0%	4.86	16,824,226		3,304,936
Wisconsin	2	238,666	238,666	1.1%	1,295,000	1.0%	5.43	16,342,720		2,477,547
Washington	1	210,445	210,445	1.0%	1,962,000	1.5%	9.32	30,274,617		17,201,474
Louisiana	1	175,315	175,315	0.8%	1,265,000	0.9%	7.22	18,410,000		10,782,971
Maryland	1	148,881	148,881	0.7%	1,455,000	1.1%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.4%	446,000	0.3%	5.00	5,944,691		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,223,944		1,985,431
Connecticut	1	54,812	54,812	0.3%	329,000	0.2%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.1%	176,000	0.1%	4.85	2,523,644		-0-
Total as of 3/31/19	113	21,802,046	21,569,414	100.0%	$134,380,000	100.0%	$6.23	$1,837,457,627	(A)	$762,339,739

(A)	Does not include unamortized debt issuance costs of $8,216,422.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	17

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
Fiscal Year		Count	Footage	Sf	Rent	Ann. Rent	Occup.	Years	Cost		Balance

2019	(C)	2	200,879	0.9%	$1,319,000	1.0%	$6.57	0.3	$18,371,119		$-0-
2020		4	320,737	1.5%	1,750,000	1.3%	5.46	1.3	22,748,502		-0-
2021	(A)	10	1,206,723	5.5%	5,516,000	4.1%	4.57	2.2	69,627,074		7,491,281
2022		7	1,138,320	5.2%	6,463,000	4.8%	5.68	3.0	76,109,324		24,119,058
2023	(A)	13	1,668,804	7.7%	9,522,000	7.1%	5.71	4.2	117,042,156		20,476,641
2024		13	1,887,034	8.7%	11,710,000	8.7%	6.21	5.1	135,653,822		33,146,644
2025	(A)	9	2,433,130	11.2%	12,281,000	9.1%	5.05	6.1	161,952,602		70,900,879
2026		7	982,226	4.5%	7,940,000	5.9%	8.08	7.1	105,354,338		33,776,191
2027		11	2,304,616	10.6%	12,612,000	9.4%	5.47	8.4	179,585,884		70,459,690
2028		11	2,571,915	11.8%	13,902,000	10.3%	5.41	9.0	182,266,806		68,500,456
2029		6	1,297,858	6.0%	7,224,000	5.4%	5.57	10.0	103,730,541		48,515,514
2030		4	873,032	4.0%	6,962,000	5.2%	7.97	11.0	101,404,974		54,414,880
2031		3	963,269	4.4%	7,135,000	5.3%	7.41	12.1	104,367,000		63,067,369
2032		7	2,071,983	9.5%	18,480,000	13.8%	8.92	13.1	286,034,814		177,342,454
2033		2	639,068	2.9%	6,487,000	4.8%	10.15	14.1	106,803,506		68,004,590
2034		2	945,600	4.3%	4,262,000	3.2%	4.51	14.7	48,356,153		21,818,578
Various tenants at retail shopping center		1	64,220	0.3%	815,000	0.6%	12.69	-0-	3,129,208		-0-
Vacant	(A)	3	232,632	1.1%	-0-	0.0%	-0-	-0-	14,919,804		305,514
Total as of 3/31/19		113	21,802,046	100.0%	$134,380,000	100.0%	$6.23	8.0	$1,837,457,627	(B)	$762,339,739

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all other properties are single-tenant.
(B)	Does not include unamortized debt issuance costs of $8,216,422.
(C)	Not reflected above. One of the two properties included in the fiscal year 2019 expirations is a 96,000 square foot building lease to Holland 1916 through 6/30/19. In conjunction with terminating our lease with Holland 1916 two months early, effective May 1, 2019 we entered into a seven-year lease agreement with Dakota Bodies, LLC through April 30, 2026. Initial annual rent is $372,000, representing $3.85 per square foot, with 3.0% annual increases thereafter. This results in a straight-line annualized rent of $407,000, representing $4.21 per square foot over the life of the lease.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	18

Recent Acquisitions During Fiscal 2019

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Trenton	NJ	10/19/18	347,145	$5,328,000	$15.35	6/30/2032	$85,248,352	$55,000,000
2	FedEx Ground Package System, Inc.	Savannah	GA	11/30/18	126,520	1,755,000	13.87	10/31/2028	27,832,780	17,500,000
	Total as of 3/31/19				473,665	$7,083,000	$14.95		$113,081,132	$72,500,000

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

				Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation	Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,054,000	$3.54	9.3	$36,914,917	$20,828,088
2	Shaw Industries, Inc.	Savannah	GA	2018	100.0%	831,764	3,495,000	4.20	8.5	56,025,945	31,268,381
3	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,729,000	4.06	6.3	37,512,071	19,476,300
4	Jim Beam Brands Company (Beam Suntory)	Frankfort (Lexington)	KY	2015	100.0%	599,840	2,071,000	3.45	5.8	28,000,000	16,161,304
5	TreeHouse Private Brands, Inc.	Buckner (Louisville)	KY	2014	100.0%	558,600	2,226,000	3.98	14.6	26,807,852	14,939,928
6	FedEx Trade Networks, Inc.	Memphis	TN	2010	100.0%	449,900	1,389,000	3.09	10.2	14,614,986	4,636,688
7	B. Braun Medical Inc.	Daytona Beach	FL	2018	100.0%	399,440	2,138,000	5.35	9.0	29,996,524	18,711,192
8	UGN, Inc.	Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,036,000	5.37	14.9	21,548,301	6,878,650
9	Woodstream Corporation	St. Joseph	MO	2001	100.0%	256,000	920,000	3.59	2.5	8,935,160	-0-
	Altec Industries, Inc.	St. Joseph	MO	2001	100.0%	126,880	374,000	2.95	3.9	4,428,488	-0-
10	CBOCS Distribution, Inc. (Cracker Barrel)	Lebanon (Nashville)	TN	2011	100.0%	381,240	1,461,000	3.83	5.3	14,215,126	7,096,198
11	FedEx Ground Package System, Inc.	Braselton (Atlanta)	GA	2018	100.0%	373,750	3,783,000	10.12	13.9	60,227,126	38,889,291
12	Best Buy Warehousing Logistics, Inc.	Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,693,000	4.60	2.8	19,600,000	8,994,503
13	Amazon.com Services, Inc. (Amazon.com, Inc.)	Mobile	AL	2018	100.0%	362,942	2,025,000	5.58	9.7	33,052,316	18,322,596
14	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	13.2	40,043,145	24,184,004
15	FedEx Ground Package System, Inc.	Mesquite (Dallas)	TX	2017	100.0%	351,874	3,199,000	9.09	13.0	49,880,493	30,057,533
16	FedEx Ground Package System, Inc.	Trenton	NJ	2019	100.0%	347,145	5,328,000	15.35	13.3	83,987,622	54,110,907
17	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,103,000	6.12	12.8	31,654,987	18,922,224
18	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,318,000	6.85	12.0	34,850,000	20,708,217
19	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	6.3	33,044,797	17,239,389
20	FedEx Ground Package System, Inc.	Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	8.6	25,504,083	9,950,437
21	Autoneum North America, Inc.	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,717,000	5.44	13.1	21,040,395	14,081,091
22	FedEx Ground Package System, Inc.	Olathe (Kansas City)	KS	2016	100.0%	313,763	2,204,000	7.02	12.2	31,737,000	19,363,879
23	FedEx Ground Package System, Inc.	Davenport (Orlando)	FL	2016	100.0%	310,922	2,613,000	8.40	12.1	37,780,000	22,995,273
24	FedEx Ground Package System, Inc.	Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,379,000	7.81	11.1	35,300,832	20,054,284
25	Science Applications International Corporation	Hanahan (Charleston)	SC	2005	100.0%	302,400	1,655,000	5.47	4.6	13,418,155	-0-
26	Amazon.com Services, Inc. (Amazon.com, Inc.)	Oklahoma City	OK	2018	100.0%	300,000	1,902,000	6.34	8.6	29,878,942	18,613,679
27	International Paper Company	Kenton	OH	2017	100.0%	298,472	1,256,000	4.21	8.4	18,505,193	11,176,976
28	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	10.8	30,740,202	15,663,790
29	Western Container Corp. (Coca-Cola)	Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,377,000	4.86	8.1	16,824,226	3,304,936
30	International Paper Company	Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,359,000	4.85	4.4	18,294,108	8,808,673
31	FedEx Ground Package System, Inc.	Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	14.3	46,576,380	29,115,299
32	NF&M International, Inc.	Monaca (Pittsburgh)	PA	1988	68.4%	255,658	837,000	4.79	5.8	7,910,666	-0-
33	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,908,000	7.77	4.3	22,890,124	-0-
34	FedEx Ground Package System, Inc.	Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	13.0	37,908,760	22,657,350
35	Anda Pharmaceuticals, Inc.	Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,210,000	5.16	3.3	14,550,000	7,249,454
36	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	6.8	29,320,066	16,146,689
37	Mickey Thompson Performance Tires and Wheels (Cooper Tire)	Stow	OH	2017	100.0%	219,765	1,511,000	6.88	8.4	18,934,065	11,810,336
38	Rinnai America Corporation	Griffin (Atlanta)	GA	2006	100.0%	218,120	840,000	3.85	1.8	15,042,743	-0-
39	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	8.4	21,663,635	12,899,061
40	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	11.4	30,274,617	17,201,474
41	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	10.2	15,204,950	8,263,432
42	Anheuser-Busch, Inc.	Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	832,000	4.50	2.7	12,697,848	-0-
43	Carrier Enterprise, LLC (United Technologies)	Carrollton (Dallas)	TX	2010	100.0%	184,317	1,178,000	6.39	4.8	17,860,464	6,046,502
44	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	5.5	19,294,396	7,609,033
45	Carlisle Tire & Wheel Company	Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	4.3	7,232,986	-0-
46	FedEx Ground Package System, Inc.	Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	9.4	17,063,643	397,061
47	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	100.0%	175,315	1,265,000	7.22	6.3	18,410,000	10,782,971
48	FedEx Ground Package System, Inc.	Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	3.0	13,879,697	5,975,122
49	Home Depot USA, Inc.	Montgomery (Chicago)	IL	2004	100.0%	171,200	1,007,000	5.88	1.3	11,303,317	-0-
50	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	7.3	19,701,575	-0-

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	20

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
51	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	$1,097,000	$6.68	7.5	$12,039,014	$-0-
52	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	5.3	9,965,550	5,442,434
53	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	758,000	4.78	2.5	10,003,235	6,544,866
54	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	6.3	12,584,462	3,155,994
55	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	6.4	12,551,368	4,084,919
56	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,455,000	9.77	9.3	14,512,355	-0-
57	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	508,000	3.43	1.9	5,455,379	-0-
58	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	4.5	12,431,192	-0-
59	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	5.5	14,127,449	-0-
60	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	8.3	9,772,720	-0-
61	Challenger Lifts, Inc. (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	845,000	6.15	7.2	11,304,000	6,325,116
62	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	5.5	16,447,178	-0-
63	FedEx Ground Package System, Inc.		Savannah	GA	2019	100.0%	126,520	1,755,000	13.87	9.6	27,531,560	17,292,799
64	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,328,000	10.55	6.8	19,964,283	10,807,079
65	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	8.2	18,992,949	-0-
66	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	4.4	9,026,166	3,052,591
67	FedEx Corporation		Charleston	SC	2018	100.0%	121,683	1,314,000	10.80	13.4	21,519,412	13,329,345
68	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	4.1	7,792,395	-0-
69	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	8.7	8,774,524	-0-
70	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	729,000	6.61	5.4	8,728,439	5,333,049
71	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	392,000	3.68	2.0	7,246,325	-0-
72	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	0.4	10,960,823	-0-
73	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	548,000	5.28	4.4	5,733,686	-0-
74	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	4.1	10,200,000	4,152,400
75	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	447,000	4.38	2.3	4,245,913	-0-
76	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	4.2	6,570,000	2,477,547
77	Holland 1916 Inc.	(B)	Liberty (Kansas City)	MO	1998	100.0%	95,898	353,000	3.68	0.2	7,410,296	-0-
78	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	535,000	5.58	10.2	6,576,729	-0-
79	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	8.7	7,865,007	-0-
80	Vacant		Hanahan (Charleston)	SC	2005	0.00%	91,776	-0-	na	na	7,622,053	305,514
81	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	759,000	8.31	3.5	8,163,278	1,899,979
82	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	4.6	5,944,691	-0-
83	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	513,000	5.76	5.8	6,977,442	-0-
84	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	7.3	6,661,819	257,246
85	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	503,000	6.06	5.9	7,463,672	-0-
86	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	438,000	5.32	9.4	7,189,941	-0-
87	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	613,000	8.17	2.7	5,525,600	-0-
88	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	8.0	5,177,940	-0-
89	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	2.2	4,846,842	-0-
90	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	609,000	8.72	6.6	6,363,581	240,059
91	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	302,000	4.42	1.5	5,677,982	-0-
92	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	485,000	7.31	4.8	5,551,227	-0-
93	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	100.0%	64,220	815,000	12.69	na	3,129,208	-0-
94	Kuerig Dr Pepper		Cincinnati	OH	2015	100.0%	63,840	484,000	7.58	10.5	6,750,000	-0-
95	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	3.6	5,241,288	-0-
96	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	623,000	10.31	5.8	5,089,323	1,495,332
97	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	4.2	5,223,944	1,985,431
98	Vacant		Richmond	VA	2004	0.00%	60,000	-0-	na	na	4,795,874	-0-
99	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	513,000	8.64	2.3	5,363,305	222,234
100	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	0.9	3,494,108	-0-

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	21

Property Table

(unaudited)

				Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
101	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	$461,000	$9.02	5.1	$4,452,425		$-0-
102	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	8.4	4,455,701		-0-
103	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	2.4	4,808,329		-0-
104	Kuerig Dr Pepper	Tulsa	OK	2014	100.0%	46,240	264,000	5.71	4.9	3,748,031		1,619,428
105	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	2009	100.0%	40,000	332,000	8.30	2.5	3,679,843		724,182
106	Collins Aerospace Systems (United Technologies)	Rockford	IL	2015	100.0%	38,833	365,000	9.40	8.3	5,100,000		-0-
107	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	1994	100.0%	36,270	176,000	4.85	8.8	2,523,644		-0-
108	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	5.0	1,900,691		-0-
109	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	8.3	4,133,510		-0-
110	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	8.7	2,043,226		-0-
111	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	3.7	1,977,779		-0-
112	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	112,000	4.25	1.3	2,273,095		-0-
113	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	2.6	1,692,902		-0-
	Total as of 3/31/19				98.9%	21,802,046	$134,380,000	$6.23	8.0	$1,837,457,627	(A)	$762,339,739

(A)	Does not include unamortized debt issuance costs of $8,216,422.
(B)	Effective May 1, 2019, we entered into a seven-year lease agreement with a new tenant, Dakota Bodies, LLC, with annualized rent of $407,000.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	22

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts to exclude for the effects of acquisition costs and costs associated with the redemption of preferred stock. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income attributable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes unrealized gains and losses arising during the periods from our securities investments and includes gains and losses realized on sale of securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.
●	Core FFO is calculated as FFO excluding unrealized holding gains or losses arising during the periods.
●	AFFO is calculated as Core FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.
●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income, gain on sale of securities transactions, gain on sale of real estate investments, and lease termination income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.
●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.
●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.
●	EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, and plus losses (minus gains) on sales of real estate investments.
●	Adjusted EBITDA is calculated as EBITDAre plus net amortization of acquired above and below market lease revenue, unrealized holding (gains) or losses arising during the periods and less gains on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	23

FOR IMMEDIATE RELEASE	May 9, 2019
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE SECOND QUARTER ENDED MARCH 31, 2019

FREEHOLD, NJ, May 9, 2019........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $23.8 million or $0.26 per diluted share for the three months ended March 31, 2019 as compared to Net Income Attributable to Common Shareholders of $7.4 million or $0.10 per diluted share for the three months ended March 31, 2018, representing a per share increase of 160%. The large increase in our net income this quarter was primarily due to the implementation of a new accounting rule requiring that unrealized gains and losses resulting from our securities investments be reflected on our income statement. During the second quarter of fiscal year 2019, we recognized $15.6 million of unrealized gains or $0.17 per diluted share. Prior to the adoption of the rule unrealized gains and losses were reflected as a change in our shareholders’ equity. Core Funds from Operations (Core FFO), which excludes unrealized gains or losses from our securities portfolio, were $19.6 million or $0.21 per diluted share for the three months ended March 31, 2019 as compared to $16.8 million or $0.22 per diluted share for the three months ended March 31, 2018, representing a decrease in Core FFO per share of 4.5%. Adjusted Funds from Operations (AFFO), which also excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended March 31, 2019 were $19.2 million or $0.21 per diluted share versus $16.8 million or $0.22 per diluted share for the three months ended March 31, 2018, representing a decrease in AFFO per share of 4.5%. These decreases in Core FFO and AFFO per share were attributable to the impact of our October equity offering of 9.2 million shares combined with additional share issuances pursuant to our DRIP/SIP program, as well as a modest increase in vacancies in our portfolio compared to a year ago.

A summary of significant financial information for the three and six months ended March 31, 2019 and 2018 (in thousands, except per share amounts) is as follows:

	Three Months Ended March 31,
	2019	2018
Rental Revenue	$32,934	$28,610
Reimbursement Revenue	$6,372	$5,734
Net Operating Income (NOI) (1)	$32,545	$28,366
Total Expenses	$20,490	$17,643
Dividend Income	$3,515	$2,888
Gain on Sale of Securities Transactions	$-0-	$11
Unrealized Holding Gains Arising During the Periods	$15,568	$-0-
Net Income	$28,301	$11,645
Net Income Attributable to Common Shareholders	$23,821	$7,397
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.26	$0.10
Core FFO (1)	$19,588	$16,830
Core FFO per Diluted Common Share (1)	$0.21	$0.22
AFFO (1)	$19,172	$16,847
AFFO per Diluted Common Share (1)	$0.21	$0.22
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	93,059	78,156

	Six Months Ended March 31,
	2019	2018
Rental Revenue	$65,551	$56,302
Reimbursement Revenue	$12,902	$11,506
Lease Termination Income	$-0-	$210
Net Operating Income (NOI) (1)	$64,864	$55,808
Total Expenses	$40,315	$34,634
Dividend Income	$7,882	$5,752
Gain on Sale of Securities Transactions	$-0-	$111
Unrealized Holding Losses Arising During the Periods	$(27,059)	$-0-
Gain on Sale of Real Estate Investments	$-0-	$5,388
Net Income	$358	$29,275
Net Income (Loss) Attributable to Common Shareholders	$(8,543)	$20,710
Net Income (Loss) Attributable to Common Shareholders Per Diluted Common Share	$(0.09)	$0.27
Core FFO (1)	$41,017	$33,763
Core FFO per Diluted Common Share (1)	$0.45	$0.44
AFFO (1)	$40,194	$33,319
AFFO per Diluted Common Share (1)	$0.44	$0.43
Dividends Declared per Common Share	$0.34	$0.34

Weighted Avg. Diluted Common Shares Outstanding	91,831	77,362

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	24

A summary of significant balance sheet information as of March 31, 2019 and September 30, 2018 (in thousands) is as follows:

	March 31, 2019	September 30, 2018
Net Real Estate Investments	$1,609,377	$1,512,513
Securities Available for Sale at Fair Value	$177,359	$154,921
Total Assets	$1,850,054	$1,718,378
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$754,123	$711,546
Loans Payable	$129,759	$186,609
Total Shareholders’ Equity	$943,112	$797,906

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2019,

“Our Core FFO and AFFO per share decreased by $0.01 or 4.5% from the prior year quarter and by $0.02 or 8.7% sequentially. The sequential decrease was primarily attributable to an $850,000 reduction in our dividend income and the timing impact of equity issuance over the past two quarters. The year over year decrease was primarily attributable to the timing impact of equity issuance over the past year as well as a 30-basis point reduction in our overall occupancy rate to 98.9% versus the prior year period. Going forward, we expect our recently completed building expansion as well as our substantially increased $245.9 million acquisition pipeline to positively contribute to our per share earnings in the ensuing quarters.”

“We are pleased to report continued growth across multiple fronts. During the quarter we:

●	Increased our Gross Revenue by 15% over the prior year period to $42.8 million;

●	Increased our Net Operating income by 15% over the prior year period to $32.5 million;

●	Increased our gross leasable area (GLA) by 9% over the prior year period to 21.8 million square feet;

●	Completed a 155,000 square foot building expansion for a total cost of $8.6 million increasing the initial year annual rent by $821,000, representing an average annualized rent of $2.1 million and extending the lease term by 15 years from the date of completion;

●	Grew our acquisition pipeline to include five new build-to-suit properties containing approximately 1.9 million total square feet representing an aggregate cost of $245.9 million, with a weighted average lease term of 13.7 years;

●	Renewed seven and re-leased one of the twelve leases scheduled to expire in Fiscal 2019. These eight lease renewals comprising 1.2 million square feet resulted in a 2.4% weighted-average increase in GAAP rent, and have a weighted-average lease term of 7.2 years;

●	Maintained a high occupancy rate, currently at 98.9%;

●	Extended our weighted average lease maturity to 8.0 years from 7.8 years in the prior year period;

●	Extended our weighted average debt maturity to 11.6 years from 11.5 years in the prior year period;

●	Maintained our weighted average interest rate on our fixed-rate debt at 4.1%;

●	Reduced our Net Debt to Adjusted EBITDA to 6.4x from 6.7x in the prior quarter;

●	Raised $18.5 million (including dividend reinvestments of $4.0 million) from our Dividend Reinvestment and Stock Purchase Plan, representing a 25% participation rate; and

●	Raised $10.3 million in net proceeds from our Preferred Stock At-The-Market Sales Program as well as an additional $5.8 million in net proceeds subsequent to quarter end.”

“Our acquisition pipeline grew substantially during the quarter to $245.9 million currently. We now have agreements to acquire five new build-to-suit properties comprising 1.9 million total square feet. These properties have a weighted-average lease term of 13.7 years, with FedEx representing 41% of the 1.9 million square feet and Amazon representing 32%. In keeping with our business model, all of these projects are leased to investment grade tenants.”

“We have now renewed seven and re-leased one of the twelve leases scheduled to expire this fiscal year. These eight leases, comprising 1.2 million square feet, were executed at a 2.4% weighted-average increase in GAAP rents, and have a weighted-average lease term of 7.2 years. In addition, we retained our tenant, FedEx, in two of the markets with buildings that did not renew, by providing them with new large modern facilities pursuant to new 15-year lease agreements. Our overall weighted-average lease maturity increased over the prior year period to 8.0 years and our weighted-average debt maturity increased over the prior year period to 11.6 years. With approximately 80% of our rental revenue derived from investment grade tenants, we have put together a very high-quality industrial property portfolio that should continue to benefit from the opportunities presented by the digital economy and the evolving global supply chain.”

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	25

Monmouth Real Estate Investment Corporation will host its Second Quarter FY 2019 Financial Results Webcast and Conference Call on Friday, May 10, 2019 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Second Quarter FY 2019 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 2Q2019 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, May 10, 2019. It will be available until August 1, 2019, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10128987. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 113 properties containing a total of approximately 21.8 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. With the adoption of ASU 2016-01, effective October 1, 2018, FFO includes unrealized gains and losses arising during the periods from our securities investments. In addition, FFO includes gains and losses realized from sales of securities investments. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. We define Adjusted Funds From Operations (AFFO) as Core FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, lease termination income, net gain or loss on sale of securities transactions, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other real estate investment trusts (REITs), FFO, Core FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO, Core FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO are significant components in understanding our financial performance FFO, Core FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO, Core FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	26

The following is a reconciliation of the Company’s U.S. GAAP Net Income (Loss) Attributable to Common Shareholders to the Company’s FFO, Core FFO and AFFO for the three and six months ended March 31, 2019 and 2018 (in thousands):

	Three Months Ended		Six Months Ended
	3/31/2019	3/31/2018	3/31/2019	3/31/2018
Net Income (Loss) Attributable to Common Shareholders	$23,821	$7,397	$(8,543)	$20,710
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,589	8,819	21,026	17,263
Plus: Amortization of Intangible Assets	505	397	1,005	741
Plus: Amortization of Capitalized Lease Costs	241	217	470	437
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(5,388)
FFO Attributable to Common Shareholders	35,156	16,830	13,958	33,763
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(15,568)	-0-	27,059	-0-
Core FFO Attributable to Common Shareholders	19,588	16,830	41,017	33,763
Plus: Depreciation of Corporate Office Capitalized Costs	167	39	208	79
Plus: Stock Compensation Expense	215	111	344	242
Plus: Amortization of Financing Costs	320	303	637	596
Less: Gain on Sale of Securities Transactions	-0-	(11)	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Recurring Capital Expenditures	(630)	(64)	(1,187)	(284)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(488)	(361)	(825)	(756)
AFFO Attributable to Common Shareholders	$19,172	$16,847	$40,194	$33,319

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2019 and 2018 (in thousands):

	Six Months Ended
	3/31/2019	3/31/2018

Operating Activities	$50,648	$42,838
Investing Activities	(173,458)	(161,056)
Financing Activities	129,844	120,462

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SECOND QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	27